DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Massachusetts Tax Exempt Bond Fund for the 12-month period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 9.52%,* and an annualized tax-free distribution rate per share of 4.90%.**

ECONOMIC REVIEW

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction    of   Federal   Reserve   Board   (the   Fed)   monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed' s status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest
that   banks   charge   each   other   for   the   use   of   Federal   Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector during the reporting period, giving retailers some of their best months in a decade. The buoyant stock market, low unemployment rate and absence of inflation encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck
sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Fed. The wage rate increase of 4.4% (above) , compared to 3.7% and 3.1% in the two
previous    years,    illustrates    the    upward    creep    of    wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in the economy might be disturbed.

MARKET ENVIRONMENT

  Few periods in recent memory could be viewed as more favorable for the fixed income markets than your Fund' s most recent fiscal year. Steady, moderate economic growth, a low level of inflation, generally declining industrial commodity prices and a strengthening currency all contributed to create an overall friendly climate for the bond market. Along the way, however, there were periodic bouts of volatility arising from more uncertain themes which surfaced. On the heels of the Fed's move to raise interest rates just prior to the start of the fiscal year, market yields rose to the highest level of the entire period as concerns mounted that continued subdued inflation in the face of overly tight labor markets was unsustainable. These anxieties were quickly allayed by the evolution of a school of thought embracing a belief in a "new paradigm" which held that the economy could grow above consensus estimate of its capacity without a commensurate increase in inflation, due to technological advances in the workplace which increased worker productivity, as well as global competition from emerging market nations which limited pricing power domestically. As these perceptions gathered momentum among market participants, prices advanced sharply into July 1997 when Fed Chairman Alan Greenspan sought to dampen the market's exuberance in his semi-annual Humphrey Hawkins testimony before Congress by calling into question this view compared to the weight of evidence posed by recent economic history. His comments succeeded in forcing yields to adjust to higher levels in the weeks that followed, which more adequately reflected the capacity constraints confronting the economy. The rise was short-lived, however, and relatively mild in nature. Attention soon shifted to a series of economic crises rolling through several emerging market economies of Southeast Asia which culminated with the formal devaluations of the currencies of Thailand, Malaysia and Indonesia. Concern mounted over the potential deflationary impact these events would have around the globe and bond prices began to rise as investors began to accumulate fixed income securities. Toward the end of 1997, as it became increasingly apparent that the larger, more established Asian economies such as Japan and South Korea were not immune to these difficulties, the scope of the problem expanded and the demand for U.S. fixed income securities pushed yields to their lowest levels of the period in January 1998. Since then, prices of fixed income securities have been confined to a relatively narrow range whose extremes are determined by the vacillation of market sentiment between the poles of this debate. On one hand, the question is raised of how long the United States can maintain above-trend economic growth without a significant increase in inflation, and on the other, the degree to which the deflationary impulse emanating from Asia may subdue domestic growth. Toward the end of the Fund's fiscal year, a more constructive view of the market gathered additional support as it became increasingly apparent that the Government's future borrowing needs would be significantly curtailed by higher-than-forecast tax receipts resulting from the robust level of domestic growth.

  While buoyed by the same factors throughout the fiscal year, municipal bonds underperformed their taxable counterparts on a relative basis. A comparison of the movements of the yield of the 30-year U.S. Treasury Bond and the Bond Buyer's 25 Bond Revenue Bond Index illustrates this point clearly. For the year, Treasury yields declined by 110 basis points (1.10%) to close at 5.85%, while the Revenue Index fell by 46 basis points (0.46%) to close at 5.39%. The cause was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative price underperformance during the course of the year now makes municipal bonds relatively inexpensive versus taxable alternatives. From an after-tax point of view, the yields provided by municipal bonds exceed those available from U.S. Treasuries for taxpayers in the upper Federal income tax brackets.

PORTFOLIO OVERVIEW

  In managing your Fund's assets in such an environment, a decidedly positive posture was maintained. While trading activity sought to adjust portfolio structure to the changing sentiments which drove prices, in general we strove to create a vehicle that was more responsive to a declining interest rate environment. During those periods when volatility increased and prices retreated, emphasis was placed on accumulating securities bearing strong characteristics of double tax-free income and minimal levels of principal volatility. As prices advanced, our purchasing focus shifted to those securities whose principal values would most closely mirror the anticipated appreciation of the market in general. Throughout the process, we continued to work to enhance the liquidity and performance characteristics of the Fund by extending the optional  redemption  provisions  of  the  securities  held in the portfolio and
improving    their    underlying    creditworthiness.

  We appreciate your investment in the Dreyfus Massachusetts Tax Exempt Bond Fund, and we want to assure you that we are at all times working in the Fund's best interest.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-Massachusetts residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND                       MAY 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS MASSACHUSETTS TAX
         EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,429

Lehman Brothers Municipal Bond Index*

                                    Dollars

                                    $20,809

Dreyfus Massachusetts Tax Exempt Bond Fund

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                       May 31, 1998                      May 31, 1998                     May 31, 1998

                   ____________________             ____________________          __________________________

                            9.52%                            6.04%                            7.60%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Massachusetts Tax Exempt Bond Fund on 5/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Massachusetts municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments--97.7%                                                              Amount            Value
-------------------------------------------------------

                                                                                                _____________    _____________

Massachusetts--94.3%
Boston 5%, 11/1/2016 (Insured; FGIC)                                                           $    2,500,000    $    2,490,950

Boston-Mount Pleasant Housing Development Corp., MFHR, Refunding

  6.75%, 8/1/2023 (Insured; FHA)                                                                    1,650,000         1,751,475

Haverhill 5%, 6/15/2017 (Insured; FGIC)                                                             1,500,000         1,489,050

Lynn 5%, 2/15/2017 (Insured; MBIA)                                                                  2,360,000         2,334,394

Mansfield, Municipal Purpose Loan 5.125%, 8/15/2017 (Insured; FGIC)                                 1,685,000         1,691,285

Mashpee, Municipal Purpose Loan 5.50%, 2/1/2017 (Insured; MBIA)                                     2,525,000         2,633,146

Massachusetts Bay Transportation Authority, General Transportation System,
Refunding:

  6.20%, 3/1/2016                                                                                   4,225,000         4,854,610

  4.50%, 3/1/2026 (Insured; MBIA)                                                                   2,500,000         2,254,400

Massachusetts Education Loan Authority, Education Loan Revenue

  8%, 6/1/2002 (LOC; Rabobank Nederland) (a)                                                          595,000           610,042

Massachusetts Educational Financing Authority, Education Loan Revenue

  5.125%, 12/1/2014 (Insured; MBIA)                                                                 3,000,000         2,985,120

Massachusetts Health and Educational Facilities Authority, Revenue:

  (Bentley College) 5%, 7/1/2023 (Insured; MBIA)                                                    3,500,000         3,411,940

  (Faulkner Hospital) 6%, 7/1/2013                                                                  2,000,000         2,094,960

  (Massachusetts General Hospital):

    6.25%, 7/1/2020 (Insured; AMBAC)                                                                3,500,000         3,823,085

    Refunding 6%, 7/1/2015 (Insured; AMBAC)                                                         2,000,000         2,131,060

  (Massachusetts Institute of Technology) 5.20%, 1/1/2028                                           2,500,000         2,592,475

  (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)                                                 1,000,000         1,089,780

  (Medical Academic & Scientific) 6.625%, 1/1/2015                                                  3,000,000         3,326,490

  (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA)                                          5,000,000         5,529,700

  (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC)                            2,000,000         2,177,200

  (Newton-Wellesley Hospital) 5.875%, 7/1/2015 (Insured; MBIA)                                      2,000,000         2,153,720

  (Refunding-Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)                                  1,140,000         1,217,908

  (Refunding-Berklee College of Music) 5%, 10/1/2018 (Insured; MBIA)                                1,075,000         1,065,443

  (Refunding-Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000         1,187,516

  (Refunding-Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          1,000,000         1,071,640

  (Sisters Providence Health System) 6.625%, 11/15/2022 (Prerefunded 11/15/2004) (b)                3,510,000         3,984,026

Massachusetts Housing Finance Agency, Revenue:

 Housing Projects, Refunding:

    6.30%, 10/1/2013 (Insured; AMBAC)                                                               1,000,000         1,061,160

    6.375%, 4/1/2021                                                                                4,300,000         4,567,116

  Multi-Family Residential Housing 9.60%, 8/1/2022                                                  1,745,000         1,758,000

  Rental Housing:

    6.50%, 7/1/2025 (Insured; AMBAC)                                                                1,500,000         1,612,740

    6.45%, 1/1/2036 (Insured; AMBAC)                                                                2,135,000         2,295,808

    6%, 7/1/2037 (Insured; AMBAC)                                                                   2,650,000         2,757,590

    Refunding 6.65%, 7/1/2019 (Insured; AMBAC)                                                      2,385,000         2,578,757

  Single-Family Housing 6.35%, 6/1/2017                                                             2,700,000         2,885,004

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------

                                                                                                _____________     _____________

Massachusetts (continued)

Massachusetts Industrial Finance Agency, Revenue:

 (Babson College):

    5.375%, 10/1/2017                                                                          $    2,125,000    $    2,176,531

    5.25%, 10/1/2027                                                                                3,200,000         3,224,256

  Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016                                       2,885,000         3,116,377

  (Groton School) 5%, 3/1/2028                                                                      3,440,000         3,366,728

  Parking Facility (Avon Associates LLC) 5.375%, 4/1/2020 (Insured; MBIA)                           2,000,000         2,016,340

  (Refunding-Holy Cross College):

    6%, 11/1/2002                                                                                     400,000           430,188

    6.375%, 11/1/2015 (Prerefunded 11/1/2002) (b)                                                   2,000,000         2,211,800

  (Refunding-Merrimack College):

    5%, 7/1/2017 (Insured; MBIA)                                                                    1,000,000           992,660

    5%, 7/1/2027 (Insured; MBIA)                                                                    4,400,000         4,300,824

  (Refunding-Phillips Academy) 5.375%, 9/1/2023                                                     4,330,000         4,397,678

  (Refunding-Worcester Polytechnic Institute) 5.125%, 9/1/2017 (Insured; MBIA)                      1,000,000         1,003,740

  (WGBH Educational Foundation) 5%, 3/1/2028 (Insured; AMBAC)                                       1,750,000         1,694,595

Massachusetts Municipal Wholesale Electric Co.,

 Power Supply System Revenue, Refunding:

    6.40%, 7/1/2002                                                                                   400,000           430,844

    6.125%, 7/1/2019 (Insured; MBIA)                                                                1,000,000         1,080,600

Massachusetts Port Authority, Revenue:

  5%, 7/1/2027                                                                                      5,000,000         4,857,950

  Special Facilites (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)                                5,000,000         5,293,500

  Special Project (Harborside Hyatt) 10%, 3/1/2026                                                  8,000,000         8,964,400

Massachusetts Turnpike Authority, Metropolitan Highway Systems Revenue

  Zero Coupon, 1/1/2028 (Insured; MBIA)                                                            24,000,000         5,222,880

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program) 5.625%, 2/1/2017                                                              5,000,000         5,267,950

North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC)                                                 1,680,000         1,704,914

Northampton (School Project Loan Act of 1948) 5.75%, 5/15/2016 (Insured; MBIA)                      1,520,000         1,623,314

South Essex Sewage District, Refunding:

  5.25%, 6/15/2018 (Insured; MBIA)                                                                  2,720,000         2,751,688

  5.25%, 6/15/2024 (Insured; MBIA)                                                                  2,810,000         2,818,627

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                       1,000,000         1,081,100

U.S. Related--3.4%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                                    3,000,000         3,291,120

Virgin Islands Water and Power Authority, Electric System Revenue

  7.40%, 7/1/2011                                                                                   1,915,000         2,089,897

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $144,789,580)                                                          $154,878,091

                                                                                                                  =============

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                 Principal

Short-Term Municipal Investments--2.3%                                                            Amount           Value
-------------------------------------------------------

                                                                                               _____________    _____________
Massachusetts;

Massachusetts Health and Educational Facilities Authority, Revenue

  (Saint Elizabeth's Hospital) 3.60% (Insured; FSA) (c) (cost $3,700,000)                      $    3,700,000    $    3,700,000

                                                                                                                  =============


TOTAL INVESTMENTS--100.0% (cost $148,489,580)                                                                      $158,578,091

                                                                                                                  =============

Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

FGIC        Financial Guaranty Insurance Company                    MBIA        Municipal Bond Investors Assurance

FHA         Federal Housing Administration                                         Insurance Corporation

FSA         Financial Security Assurance                            MFHR        Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  62.7%

AA                                 Aa                                AA                                   10.5

A                                  A                                 A                                    14.2

BBB                                Baa                               BBB                                   5.0

Not Rated (e)                      Not Rated (e)                     Not Rated (e)                         7.6

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         ======

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Secured by letters of credit.

(b)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(c)Inverse   floater   security-the   interest   rate  is  subject  to  change
 periodically.

(d)Fitch currently provides creditworthiness information for a limited number of investments.

(e)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(f)  At May 31, 1998, 31.5% of the Fund's net assets are insured by MBIA.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                              MAY 31, 1998

                                                                                                    Cost              Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments         $148,489,580      $158,578,091

                                 Cash                                                                                    85,597

                                 Interest receivable                                                                  2,610,893

                                 Receivable for shares of Beneficial Interest subscribed                                 11,000

                                 Prepaid expenses                                                                        51,919

                                                                                                                  _____________

                                                                                                                    161,337,500

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           86,020

                                 Payable for investment securities purchased                                            976,267

                                 Payable for shares of Beneficial Interest redeemed                                      23,000

                                 Accrued expenses                                                                        33,968

                                                                                                                  _____________

                                                                                                                      1,119,255

                                                                                                                  _____________

NET ASSETS                                                                                                         $160,218,245

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $149,537,421

                                 Accumulated undistributed investment income--net                                        42,553

                                 Accumulated net realized gain (loss) on investments                                    549,760

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b)                                                         10,088,511

                                                                                                                  _____________

NET ASSETS                                                                                                         $160,218,245

                                                                                                                  =============


SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)                                         9,419,502

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $17.01

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                               YEAR ENDED MAY 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income                                                                   $  8,948,106

EXPENSES:                        Management fee--Note 3(a)                                      $     928,443

                                 Shareholder servicing costs--Note 3(b)                               201,392

                                 Professional fees                                                     42,864

                                 Trustees' fees and expenses--Note 3(c)                                21,152

                                 Registration fees                                                     16,334

                                 Custodian fees                                                        16,193

                                 Prospectus and shareholders' reports                                  10,994

                                 Loan commitment fees--Note 2                                           1,833

                                 Miscellaneous                                                         12,625

                                                                                                 ____________

                                        Total Expenses                                                                1,251,830

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                                7,696,276

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                         $  1,757,937

                                 Net realized gain (loss) on financial futures                       (144,812)

                                                                                                 ____________

                                        Net Realized Gain (Loss)                                                      1,613,125

                                 Net unrealized appreciation (depreciation) on investments
                                    (including $81,250 net unrealized appreciation on
                                    financial futures)                                                                4,856,951

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                6,470,076

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $14,166,352

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended

                                                                                             May 31, 1998         May 31, 1997

                                                                                             _____________        _____________
OPERATIONS:

  Investment income--net                                                                    $    7,696,276       $    8,034,509

  Net realized gain (loss) on investments                                                        1,613,125              506,950

  Net unrealized appreciation (depreciation) on investments                                      4,856,951            3,622,119

                                                                                             _____________        _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                             14,166,352           12,163,578

                                                                                             _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                       (7,675,059)          (8,013,173)

  Net realized gain on investments                                                                (15,621)             --

                                                                                             _____________        _____________

    Total Dividends                                                                            (7,690,680)          (8,013,173)

                                                                                             _____________        _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                                 29,221,354           32,801,752

  Dividends reinvested                                                                           5,583,861            5,947,192

  Cost of shares redeemed                                                                     (32,442,095)         (43,241,424)

                                                                                             _____________        _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                      2,363,120          (4,492,480)

                                                                                             _____________        _____________

       Total Increase (Decrease) in Net Assets                                                   8,838,792            (342,075)

NET ASSETS:

  Beginning of Period                                                                          151,379,453          151,721,528

                                                                                             _____________        _____________

  End of Period                                                                               $160,218,245         $151,379,453

                                                                                             =============        =============


Undistributed investment income--net                                                     $          42,553    $          21,336

                                                                                             _____________        _____________

CAPITAL SHARE TRANSACTIONS:                                                                    Shares               Shares

                                                                                             _____________        _____________

  Shares sold                                                                                    1,734,657            2,034,296

  Shares issued for dividends reinvested                                                           332,552              366,496

  Shares redeemed                                                                               (1,930,393)          (2,682,998)

                                                                                             _____________        _____________

    Net Increase (Decrease) in Shares Outstanding                                                  136,816             (282,206)

                                                                                             =============        =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                        Year Ended May 31,


                                                                  _____________________________________________________________

PER SHARE DATA:                                                    1998          1997         1996         1995         1994

                                                                  ______       ______        ______       ______       ______
   Net asset value, beginning of period                          $16.31       $15.86       $16.25       $16.03        $17.01

                                                                  ______       ______        ______       ______       ______

   Investment Operations:

   Investment income--net                                           .83          .85          .88          .91           .91

   Net realized and unrealized gain (loss)
       on investments                                               .70          .45         (.39)         .22          (.52)

                                                                  ______       ______        ______       ______       ______

   Total from Investment Operations                                1.53         1.30          .49         1.13           .39

                                                                  ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net                           (.83)        (.85)        (.88)        (.91)         (.92)

   Dividends from net realized gain on investments                   --           --           --           --          (.21)

   Dividends in excess of net realized gain
       on investments                                                --           --           --           --          (.24)

                                                                  ______       ______        ______       ______       ______

   Total Distributions                                             (.83)        (.85)        (.88)        (.91)        (1.37)

                                                                  ______       ______        ______       ______       ______

   Net asset value, end of period                                $17.01       $16.31       $15.86       $16.25        $16.03

                                                                  ======       ======        ======       ======       ======


TOTAL INVESTMENT RETURN                                            9.52%        8.37%        3.06%        7.39%         2.07%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                          .81%         .79%         .79%         .80%          .80%

   Ratio of net investment income
       to average net assets                                       4.97%        5.27%        5.43%        5.77%         5.30%

   Portfolio Turnover Rate                                        28.53%       38.29%       60.67%       38.34%        29.73%

   Net assets, end of period (000's Omitted)                   $160,218     $151,379     $151,722     $160,750      $168,473

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Massachusetts Tax Exempt Bond Fund ("the Fund") is registered under the Investment Company Act of 1940 (" Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $8,347 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $107,112 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $68,530 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1998, redemption fees amounted to $70.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 1998, amounted to $51,900,347 and $42,097,489, respectively.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At May 31, 1998, there were no financial futures contracts outstanding.

  (B) At May 31, 1998, accumulated net unrealized appreciation on investments was $10,088,511 consisting of $10,219,619 gross unrealized appreciation and $131,108 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


 [Ernst & Young, LLP signature logo]


New York, New York

June 30, 1998



DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment-income net during its fiscal year ended May 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

[Dreyfus lion "d" logo]                           (reg.tm)

[Dreyfus logo]                                   (reg.tm)

DREYFUS    MASSACHUSETTS

TAX EXEMPT BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940



Printed in U.S.A.                                              267AR985

Massachusetts

Tax Exempt

Bond Fund

Annual Report

May 31, 1998